Exhibit 99.1

Landcadia Holdings II, Inc. encourages Stockholders to vote IN FAVOR OF

THE BUSINESS COMBINATION WITH GOLDEN NUGGET ONLINE GAMING, INC.

HOUSTON, December 17, 2020— Landcadia Holdings II, Inc. (the “Company”) (Nasdaq: LCA), a special purpose acquisition company, encourages its stockholders to vote in favor of the approval of the Company’s proposed business combination (the “Business Combination”) with Golden Nugget Online Gaming, Inc. (“GNOG”) and the related proposals to be voted upon at the Company’s special meeting in lieu of its 2020 annual meeting of stockholders (the “Special Meeting”). The Special Meeting will be held virtually at https://www.cstproxy.com/landcadiaholdingsii/sm2020, on December 18, 2020, at 10:30 a.m., Eastern time, as described in the Company’s definitive proxy statement, dated December 2, 2020 (the “Proxy Statement”).

Every stockholder’s vote is important, regardless of the number of shares the stockholder holds.  The Company requests that each stockholder that holds its shares in “street name,” meaning that their shares are held by a broker, bank or other nominee, should, if it has not already done so, contact their broker, bank or nominee to ensure that their shares are voted. The Company encourages stockholders to vote in advance of the Special Meeting.

The following section provides answers to frequently asked questions stockholders may have regarding the Special Meeting.

How do I vote my shares?

If your shares are held in “street name” as described above, you can instruct your broker, bank or other nominee how to vote the shares in your account by following the instructions that the broker, bank or other nominee provided to you along with the Proxy Statement.

If you need assistance voting your shares, please call Morrow Sodali LLC, the Company’s proxy solicitor, toll-free at (800) 662-5200 (banks and brokers can call collect at (203) 658-9400).

Your vote must be received by 11:59 p.m., Eastern time, on December 17, 2020 to be counted. After this time, the only way to cast a vote is at the Special Meeting on December 18, 2020 by following the instructions below.

How do I attend and vote at the Special Meeting?

As described in the Proxy Statement, you are entitled to participate in and vote at the Special Meeting if you were a stockholder of record as of the close of business on October 29, 2020, the record date.

If you hold your shares in “street name” and wish to attend the virtual meeting, you must obtain a legal proxy from your account representative at the bank, broker, or other nominee that holds your shares and e-mail a copy (a legible photograph is sufficient) of such legal proxy to proxy@continentalstock.com. Beneficial stockholders who e-mail a valid legal proxy will be issued a 12-digit meeting control number that will allow you to register to attend and participate in the Special Meeting.

You may vote during the Special Meeting by following the instructions available on the meeting website during the meeting.

Important Information About the Business Combination and Where to Find It

The Company has filed a Proxy Statement with the Securities and Exchange Commission (the “SEC”) for the Special Meeting to be held in connection with its Business Combination with GNOG.  The Company’s stockholders and other interested persons are advised to read the Proxy Statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials contain important information about GNOG, the Company and the Business Combination.  The Proxy Statement and other relevant materials for the Special Meeting were mailed to stockholders of the Company as of the Record Date.  The Company’s stockholders may also obtain copies of the Proxy Statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, at the SEC’s web site at www.sec.gov, or by directing a request to: Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the Business Combination.  A list of the names of those directors and executive officers and a description of their interests in the Company is contained in the Company’s Proxy Statement, which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request Landcadia Holdings II, Inc., 1510 West Loop South, Houston, Texas 77027, Attention: General Counsel, (713) 850-1010.

GNOG and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Business Combination.  A list of the names of such directors and executive officers and information regarding their interests in the Business Combination is included in the proxy statement for the Business Combination.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  The Company’s and GNOG’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events.  Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements.  These forward-looking statements include, without limitation, the Company’s and GNOG’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination.  These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results.  Most of these factors are outside the Company’s and GNOG’s control and are difficult to predict.  Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the purchase agreement for the Business Combination (the “Purchase Agreement”) or could otherwise cause the Business Combination to fail to close, (2) the outcome of any legal proceedings that may be instituted against the Company and GNOG following the announcement of the Purchase Agreement and the transactions contemplated therein; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of the Company or satisfy other conditions to closing in the Purchase Agreement; (4) the impact of COVID-19 on GNOG’s business and/or the ability of the parties to complete the Business Combination; (5) the inability to obtain or maintain the listing of the Company’s shares of common stock on The Nasdaq Stock Market following the Business Combination; (6) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of GNOG to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that GNOG or the Company may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the proxy statement relating to the Business Combination, including those under “Risk Factors” therein, and in the Company’s other filings with the SEC.  The foregoing list of factors is not exclusive.   Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made.  Neither GNOG nor the Company undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination.  This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

MEDIA CONTACTS:
Katelyn Roche Gosslee, Katelyn@dpwpr.com
Mary Ann Cuellar, MaryAnn@dpwpr.com
Dancie Perugini Ware Public Relations
713-224-9115

Rick Liem rliem@ldry.com 713-386-7000

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